PRUDENTIAL FINANCIAL, INC. 2015 FINANCIAL STRENGTH SYMPOSIUM JUNE 23, 2015 Exhibit 99.1

PRUDENTIAL FINANCIAL, INC. 2015 FINANCIAL STRENGTH SYMPOSIUM MARK FINKELSTEIN SENIOR VICE PRESIDENT INVESTOR RELATIONS

FORWARD-LOOKING
STATEMENTS
AND
NON-GAAP MEASURE
3
Financial Strength Symposium 6.23.2015
Certain of the statements included in this presentation constitute forward-looking statements within the meaning of the U. S. Private
Securities Litigation Reform Act of 1995. Words such as “expects,” “believes,” “anticipates,” “includes,”  “plans,” “assumes,”
“estimates,”
“projects,”
“intends,”
“should,”
“will,”
“shall,”
or
variations
of
such
words
are
generally
part
of
forward-looking
statements.
Forward-looking statements are made based on management’s current expectations and beliefs concerning future developments and their potential effects upon Prudential Financial, Inc. and its subsidiaries.  There can be no assurance that future developments affecting Prudential Financial, Inc. and its subsidiaries will be those anticipated by management. These forward-looking statements are not a guarantee of future performance and involve risks and uncertainties.  Certain important factors that could cause actual results
to
differ,
possibly
materially,
from
expectations
or
estimates
reflected
in
such
forward-looking
statements
can
be
found
in
the
“Risk Factors” section included in Prudential Financial, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2014.
Prudential Financial, Inc. does not intend, and is under no obligation, to update any particular forward-looking statement included in this presentation.
This presentation also includes references to “adjusted operating income” and return on equity, which is based on adjusted operating income.  Adjusted operating income is a measure of performance that is not calculated based on accounting principles generally accepted in the United States of America (GAAP).  For additional information about adjusted operating income and the comparable
GAAP measure, including a reconciliation between the two, please refer to our Annual Reports on Form 10-K and
Quarterly
Reports
on
Form
10-Q,
which
are
available
on
our
Web
site
at
www.investor.prudential.com.
A
reconciliation
is
also
included as part of this presentation.
_______________________________________________________________________________
Prudential Financial, Inc. of the United States is not affiliated with Prudential PLC which is headquartered in the United Kingdom.

RECONCILIATIONS
BETWEEN
ADJUSTED
OPERATING
INCOME
AND
THE
COMPARABLE
GAAP MEASURE
(1)
4
Financial Strength Symposium 6.23.2015
1)
Represents results of former Financial Services Businesses.
2)
As originally reported.
3)
Reflects restatement for the Company's retrospective adoption in 2012 of amended accounting guidance for deferred policy acquisition costs and a discretionary change in accounting principle related to the Company's pension plans. Does not reflect restatement for the Company's retrospective adoption in 2013 of a discretionary changein
accounting principle for recognition of performance based incentive fee revenue.
4)
2002 includes certain costs related to former sales practices.
($ millions)
2002
(2)
2007
(3)
2009
2013
2014
Pre-tax adjusted operating income
1,780
$
3,916
$
2,997
$
6,369
$
5,892
$
Income taxes, applicable to adjusted operating income
598
1,066
736
1,783
1,537
After-tax adjusted operating income
1,182
2,850
2,261
4,586
4,355
Reconciling items:
Realized investment losses, net, and related charges and adjustments
(859)
(88)
(1,669)
(8,149)
(4,130)
Investment gains (losses) on trading account assets supporting insurance liabilities, net
-
-
1,601
(250)
339
Change in experience-rated contractholder liabilities due to asset value changes
-
13
(899)
227
(294)
Divested businesses
(4)
(100)
339
2,101
29
167
Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests
-
(354)
(2,387)
28
44
Total reconciling items, before income taxes
(959)
(90)
(1,253)
(8,115)
(3,874)
Income taxes, not applicable to adjusted operating income
(518)
(99)
(663)
(2,857)
(1,082)
Total reconciling items, after income taxes
(441)
9
(590)
(5,258)
(2,792)
Income (loss) from continuing operations (after-tax) before equity in earnings of operating joint ventures
741
2,859
1,671
(672)
1,563
Equity in earnings of operating joint ventures, net of taxes and earnings attributable to noncontrolling interests
-
179
1,580
(48)
(41)
Income (loss) from continuing operations attributable to Prudential Financial, Inc.
741
3,038
3,251
(720)
1,522
Earnings attributable to noncontrolling interests
-
67
(57)
107
57
Income (loss) from continuing operations (after-tax)
741
3,105
3,194
(613)
1,579
Income (loss) from discontinued operations, net of taxes
(62)
217
(19)
7
11
Net income (loss)
679
3,322
3,175
(606)
1,590
Less: Income attributable to noncontrolling interests
-
67
(57)
107
57
Net income (loss) attributable to Prudential Financial, Inc.
679
$
3,255
$
3,232
$
(713)
$
1,533
$

5
Financial Strength Symposium 6.23.2015
RECONCILIATION
FOR
PRE
-TAX
ADJUSTED
OPERATING
INCOME
EXCLUDING
MARKET
DRIVEN
AND
DISCRETE
ITEMS
(1)
1)
Adjusted Operating Income (AOI) excluding market driven and discrete items as disclosed in company earnings conference call presentations and earnings releases
available
at
www.investor.prudential.com.
2)
Includes adjustments to reflect updated estimates of profitability based on market performance in relation to our assumptions, as well as annual reviews of actuarial assumptions and refinements of reserves and amortization of deferred policy acquisition and other costs.
($ millions)
2002
2007
2013
2014
Pre-tax adjusted operating income
1,780
$
3,916
$
6,369
$
5,892
$
Reconciling items:
Unlockings and experience true-ups
(2)
-
130
574
(420)
Gains on sales of business/investments
-
51
66
-
Integration costs
-
-
(79)
(32)
Write off of bond issue costs
-
-
(27)
-
Other
-
(5)
-
-
Sub-total
-
176
534
(452)
Pre-tax adjusted operating
income excluding market driven and discrete items
1,780
$
3,740
$
5,835
$
6,344
$

RECONCILIATION
FOR
INTERNATIONAL
INSURANCE
PRE
-TAX
ADJUSTED
OPERATING
INCOME
EXCLUDING
MARKET
DRIVEN
AND
DISCRETE
ITEMS
(1)
6
Financial Strength Symposium 6.23.2015
1)
AOI excluding market driven and discrete items as disclosed in company earnings conference call presentations and earnings releases available at
www.investor.prudential.com.
2)
Includes refinements of reserves and amortization of deferred policy acquisition and other costs.
($ millions)
2009
2010
2011
2012
2013
2014
International Insurance pre-tax adjusted operating income
1,651
$
1,887
$
2,263
$
2,704
$
3,152
$
3,252
$
Reconciling items:
Annual review of actuarial assumptions and reserve refinements
(2)
14
-
-
20
(190)
(95)
Gains on sales of investment
-
66
237
60
66
-
Impact of earthquake in Japan
-
-
(69)
-
-
-
Integration costs for Star/Edison
-
-
(213)
(138)
(28)
-
Other
15
-
-
-
-
-
Sub-total
29
66
(45)
(58)
(152)
(95)
International Insurance pre-tax adjusted operating
income excluding market driven and discrete items
1,622
$
1,821
$
2,308
$
2,762
$
3,304
$
3,347
$

RECONCILIATION
FOR
U.S. BUSINESSES
PRE
-TAX
ADJUSTED
OPERATING
INCOME
EXCLUDING
MARKET
DRIVEN
AND
DISCRETE
ITEMS
(1)
7
Financial Strength Symposium 6.23.2015
1)
AOI excluding market driven and discrete items as disclosed in company earnings conference call presentations and earnings releases available at
www.investor.prudential.com.
2)
Includes adjustments to reflect updated estimates of profitability based on market performance in relation to our assumptions, as well as annual reviews of actuarial assumptions and refinements of reserves and amortization of deferred policy acquisition and other costs.
3)
Includes gain on sale of investment in Afore XXI, as well as an impairment and gains on certain other investments.
($ millions)
2010
2011
2012
2013
2014
U.S. Businesses pre-tax adjusted operating income
2,694
$
2,789
$
2,661
$
4,587
$
3,988
$
Reconciling items:
Unlockings
and
experience
true-ups
(2)
384
(202)
48
764
(306)
Gains
on
sales
of
business/investments
(3)
-
157
(34)
-
-
Integration costs for Hartford Life
-
-
(15)
(51)
(32)
Other
-
-
11
-
-
Sub-total
384
(45)
10
713
(338)
U.S. Businesses pre-tax adjusted operating
income excluding market driven and discrete items
2,310
$
2,834
$
2,651
$
3,874
$
4,326
$

RECONCILIATION
FOR
SELECTED
BUSINESSES
PRE
-TAX
ADJUSTED
OPERATING
INCOME
EXCLUDING
MARKET
DRIVEN
AND
DISCRETE
ITEMS
(1)
8
Financial Strength Symposium 6.23.2015
1)
AOI excluding market driven and discrete items as disclosed in company earnings conference call presentations and earnings releases available at
www.investor.prudential.com.
2)
Includes adjustments to reflect updated estimates of profitability based on market performance in relation to our assumptions, as well as annual reviews of actuarial assumptions and refinements of reserves and amortization of deferred policy acquisition and other costs.
($ millions)
Individual Life &
Group Insurance
Retirement
Individual
Annuities &
Asset
Management
Individual Life &
Group Insurance
Retirement
Individual
Annuities & Asset
Management
Pre-tax adjusted operating income
656
$
565
$
1,473
$
521
$
1,215
$
2,252
$
Reconciling items:
Unlockings
and
experience
true-ups
(2)
38
(15)
361
(179)
2
(129)
Integration costs for Hartford Life
-
-
-
(32)
-
-
Sub-total
38
(15)
361
(211)
2
(129)
Pre-tax adjusted operating income excluding
market driven and discrete items
618
$
580
$
1,112
$
732
$
1,213
$
2,381
$
2010
2014

RECONCILIATION
FOR
EARNINGS
PER
SHARE
EXCLUDING
MARKET
DRIVEN
AND
DISCRETE
ITEMS
(1)
9
Financial Strength Symposium 6.23.2015
1)
As
disclosed
in
company
earnings
conference
call
presentations
and
earnings
releases
available
at
www.investor.prudential.com.
2)
Includes adjustments to reflect updated estimates of profitability based on market performance in relation to our assumptions, as well as annual reviews of actuarial assumptions and refinements of reserves and amortization of deferred policy acquisition and other costs.
Adjusted Operating Income basis:
2010
2014
Earnings Per Share
5.64
$
9.21
$
Reconciling items:
Unlockings
and
experience
true-ups
(2)
0.52
(0.59)
Gains on sales of businesses/investments
0.09
-
Integration costs for Hartford Life
-
(0.04)
Sub-total
0.61
(0.63)
Earnings
Per
Share
-
excluding
market
driven
and
discrete
items
5.03
$
9.84
$

PRUDENTIAL FINANCIAL, INC. 2015 FINANCIAL STRENGTH SYMPOSIUM ROBERT FALZON EXECUTIVE VICE PRESIDENT CHIEF FINANCIAL OFFICER

EXECUTING
ON
OUR
STRATEGY
1999-2004:
Repositioned
Company
2005-2007:
Enhanced
Business
Performance
2008-2009:
Navigated
Crisis
2010-2014:
Capitalized on
Market
Dislocation
2
Prudential
has
successfully
navigated
change.
We
are
stronger
than
ever
before
and
well
positioned
to
thrive
in
the
face
of
evolving
competitive,
market
and
regulatory
dynamics.
Financial Strength Symposium 6.23.2015
Fortify
Leadership
Position

Disposition:
•
Sale of JV
Interest in
Wells Fargo
EVOLUTION
OF
OUR
BUSINESS
3
Acquisitions:
•
Kyoei Life (now
Gibraltar)
•
American Skandia
Variable Annuities
•
CIGNA Retirement
Dispositions:
•
Healthcare
•
Property and Casualty
Acquisition:
•
Allstate
Variable
Annuities
Dispositions:
•
Global Commodities
•
Prudential Real Estate and Relocation
•
Prudential Bank and Trust
•
Wealth Management Solutions
Exited:
•
Long Term Care
Acquisitions:
•
Star / Edison
•
Hartford Individual Life
•
Uni.Asia
Life (Joint Venture)
Entered:
•
China Insurance Market with
Fosun
•
Large case PRT Market with GM
and Verizon
Entered:
•
India Insurance
Market
Financial Strength Symposium 6.23.2015
Disciplined execution has included redeployment of resources into growing our core businesses and out of non-strategic businesses.
1999-2004
2005-2007
2008-2009
2010-2014

ATTRACTIVE
MIX
OF
BUSINESSES
AND
RISKS
4
Financial Strength Symposium 6.23.2015
1)
Adjusted operating income (AOI) excluding market driven and discrete items as shown in disclosure section; exhibit excludes Corporate & Other
Operations pre-tax loss of $1.3 billion.
2)
Includes U.S. Individual Life and Group Insurance.
Insurance
Risk
Market
Risk
(2)
Focus on Protection, Retirement and Asset Management produces diversified and balanced mix of insurance and market risks.
Full Year 2014
Pre-tax Earnings
International
Insurance
44%
U.S.
Insurance
9%
Retirement
16%
Individual
Annuities
21%
Asset
Management
10%
(1)
$6.3
Billion

15.2%
15.8%
14.1%
$6.3
$5.8
10.1%
6.2%
$3.7
$2.5
$1.7
2002: First Year Post IPO
2007: Pre-Crisis Peak
2009: Post-Crisis Trough
2013: Achieved 13-14% ROE Target
2014: Record Level Earnings
AOI
ROE

Prudential

EARNINGS
AND
ROE GROWTH
5
Financial Strength Symposium 6.23.2015
1)
Pre-tax AOI excluding market driven and discrete items as shown in disclosure section.
2)
ROE based on after-tax AOI excluding market driven and discrete items as shown in disclosure section; gives effect to direct equity adjustment for earnings per share calculation. Based on average attributed equity of the former Financial Services Businesses (FSB) excluding accumulated other comprehensive income (AOCI) and adjusted to remove amount included for foreign currency exchange rate remeasurement.
($ billions)
(1)
(2)
Earnings
are
at
record
levels
(1)
with
a
superior
business
mix
and
a
more
conservative
balance
sheet,
generating
a
sustainable
ROE
of
13%
to
14%.

43%
56%
9%
57%
35%
12/31/2007
3/31/2015
Senior Debt
Hybrids
GAAP Equity
44%
STRENGTHENED
BALANCE
SHEET
6
Financial Strength Symposium 6.23.2015
(1)
1)
Excludes the impact of the foreign currency exchange rate remeasurement, non-performance risk (net of deferred policy acquisition costs), and AOCI on GAAP Equity.
2)
For the former FSB.
Total Debt
and Equity
$47.1B
Total Debt
and Equity
$51.6B
Reduced debt and a more conservative capital structure
have strengthened our balance sheet.
(2)

2015 AND
BEYOND: FORTIFY
LEADERSHIP
POSITION
7
Financial Strength Symposium 6.23.2015
Focus on Protection,
Retirement and
Asset Management
Invest in growth,
innovation, capabilities
and infrastructure
Constructively
navigate enhanced
regulatory
environment
Enrich talent and
culture

FINANCIAL
STRENGTH
8
Financial Strength Symposium 6.23.2015
•
Diversified and complementary mix of insurance and market risks
•
Strong balance sheet -
capital, liquidity and leverage
•
Sustainable ROE of 13-14% over a market cycle
•
Consistent cash flows from earnings supporting balanced capital deployment
•
Growth in earnings and book value with reduced volatility

KEY
TAKEAWAYS
9
Financial Strength Symposium 6.23.2015
•
We are significantly stronger than ever before, and we continue to fortify our leadership position
•
We have a demonstrated history of successfully navigating change.  We are positioned to thrive in the face of changing competitive, market and regulatory dynamics
•
We manage to ‘AA’ standards as financial strength remains core to our value proposition to customers, employees, and investors
•
Our consistent strategic focus has produced a diversified and balanced mix of insurance and market risks that generate a sustainable ROE of 13-14%
•
Our brand and talent management are competitive advantages and are well recognized across the industry
•
We are investing to maintain our competitive advantage in our targeted markets, which will further solidify our business and financial profile

PRUDENTIAL FINANCIAL, INC. INTERNATIONAL INSURANCE CHARLES LOWREY EXECUTIVE VICE PRESIDENT CHIEF OPERATING OFFICER

KEY
MESSAGES
2
•
Superior execution
•
Emphasize death protection
•
Core proprietary and complementary
third party distribution
•
Strong capital management
•
Growing retirement and inheritance needs
•
Rising income and wealth
•
Expanding markets
•
Growing third party distribution
Challenges
•
Economic environment
•
Currency and interest rate risks
•
Aging population in Japan
Growth
Prospects
Sustainable
High Returns
Financial Strength Symposium 6.23.2015

AOI ($ billions)
ROE
24.9%
22.0%
17.4%
18.3%
21.2%
19.8%
$1.6
$1.8
$2.3
$2.8
$3.3
$3.3
2009
2010
2011
2012
2013
2014

Prudential

HIGH
RETURN
BUSINESS
Historical Earnings
(1)
& ROE
(2)
•
International Insurance operations generate sustainable high ROE and strong earnings
1)
Pre-tax adjusted operating income (AOI) excluding market driven and discrete items as shown in disclosure section.
2)
Return on equity (ROE) based on after-tax AOI as adjusted herein using an overall effective rate for the former Financial Services Businesses (FSB), and average attributed equity excluding accumulated other comprehensive income and is adjusted to remove the impact of foreign currency exchange rate remeasurement.
3
Financial Strength Symposium 6.23.2015
Star & Edison
Acquisition

FOCUS
ON
PROTECTION
PRODUCTS
•
High margin protection products
•
Retirement financial security needs
•
Lifetime customer relationships
4
Death
Protection
51%
A&H
12%
Retirement
20%
Savings
17%
(4)
Premiums In Force
(1)(2)
Death
Protection
55%
A&H
7%
Retirement
19%
Savings
19%
Annualized
New
Business
Premiums
(1)(3)
1)
Japan only.  Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented; including Japanese yen 91 per U.S.
dollar.  U.S. dollar denominated activity is included based on the amounts as transacted in U.S. dollars.
2)
As of 12/31/14.  Annualized premiums in force, including paid-up policies and 10% of single premium. Percentages approximate.
3)
For the year ended 12/31/14.
4)
Savings includes annuities and yen based bank channel single premium whole life. Sales of yen based bank channel single premium whole life were discontinued in 2013.
(4)
Financial Strength Symposium 6.23.2015

96
56
44
22
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
Discontinued Yen
Based SPWL
Single Premium - All
Other
3 and 5 Pay Whole
Life
10 Pay and Longer
Whole Life
FOCUS
ON
PROTECTION
PRODUCTS
–
BANK
CHANNEL
•
Excluding
discontinued
yen
savings
product
(1)
,
our
bank
channel
sales
are growing steadily
5
Annualized
New
Business
Premiums
(2)
1)
Represents discontinued yen based single premium whole life product (SPWL).
2)
Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods; Japanese yen 91 per U.S. dollar. Japanese bank channel results only.
($ millions)
$202
$204
$190
$173
$149
$160
$172
$165
$168
$106
Financial Strength Symposium 6.23.2015

$0.2
$0.3
$0.6
$0.8
$0.8
$0.9
$1.3
$1.4
$1.4
$1.6
$1.7
$1.9
$2.3
$2.7
$3.2
$3.3
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
HISTORY
OF
GROWTH
•
Majority of our earnings come from Japan operations
•
Sustained track record of earnings growth despite volatile financial markets and challenging Japan macro environment
International
Insurance
Pre-tax
AOI
(1)
6
($ billions)
Star & Edison
Acquisition
Yamato
Acquisition
Aoba
Acquisition
Kyoei
Acquisition
•
Driven by a combination of organic growth, M&A, and successful business integrations
1)
Not adjusted for market driven and discrete items.
Financial Strength Symposium 6.23.2015

$0.2
$0.3
$0.6
$0.8
$0.8
$0.9
$1.3
$1.4
$1.4
$1.6
$1.7
$1.9
$2.3
$2.7
$3.2
$3.3
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
HISTORY
OF
GROWTH
•
Sustained earnings growth despite low/negative GDP growth in Japan
International Insurance Pre-tax AOI
7
($ billions)
-0.2%
2.3%
0.4%
0.3%
1.7%
2.4%
1.3%
1.7%
2.2%
-1.0%
-5.5%
4.7%
-0.5%
1.8%
1.6%
0.0%
-9%
-6%
-3%
0%
3%
6%
9%
Japan GDP Growth Rate
(2)
1)
Not adjusted for market driven and discrete items.
2)
Source: Economic and Social Research Institute, Cabinet Office.  Based on annual real gross domestic product (GDP).
Financial Strength Symposium 6.23.2015

$0.2
$0.3
$0.6
$0.8
$0.8
$0.9
$1.3
$1.4
$1.4
$1.6
$1.7
$1.9
$2.3
$2.7
$3.2
$3.3
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
120
60
80
100
120
140
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
JPY/USD FX rate
HISTORY
OF
GROWTH
•
Sustained earnings growth despite foreign exchange (FX) rate volatility
(¥)
International
Insurance
Pre-tax
AOI
(1)
8
($ billions)
1)
Not adjusted for market driven and discrete items.
Financial Strength Symposium 6.23.2015

Nikkei 225
21,000
18,000
15,000
12,000
9,000
6,000
17,451

Prudential

$0.2
$0.3
$0.6
$0.8
$0.8
$0.9
$1.3
$1.4
$1.4
$1.6
$1.7
$1.9
$2.3
$2.7
$3.2
$3.3
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
HISTORY
OF
GROWTH
•
Sustained earnings growth despite Japanese equity market volatility
(Index)
International
Insurance
Pre-tax
AOI
(1)
9
($ billions)
1)
Not adjusted for market driven and discrete items.
Financial Strength Symposium 6.23.2015

$0.2
$0.3
$0.6
$0.8
$0.8
$0.9
$1.3
$1.4
$1.4
$1.6
$1.7
$1.9
$2.3
$2.7
$3.2
$3.3
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
HISTORY
OF
GROWTH
•
Sustained earnings growth despite declining interest rates
(% Yield)
International
Insurance
Pre-tax
AOI
(1)
10
($ billions)
1)
Not adjusted for market driven and discrete items.
Financial Strength Symposium 6.23.2015
.3%

FOUR
PILLARS
FOR
PROFITABLE
GROWTH
11
Superior
Execution in
Existing
Business
Product
Development
to Meet
Customer
Needs
Distribution
Expansion in
Proprietary
and Third
Party Channels
Complementing
Organic Growth
with M&A
Our Growth
Strategies
Financial Strength Symposium 6.23.2015

CORE
FUNDAMENTAL
GROWTH
OPPORTUNITIES
12
Life Planner
Operations
•
Continuing Life Planner
force growth
•
Expansion in selected markets
•
Inheritance market opportunity in Japan
Gibraltar
Life &
Other
Operations
•
Life Consultant force stabilized and poised
to grow
•
Expansion in selected markets and third
party distribution
•
Inheritance market opportunity in Japan
Financial Strength Symposium 6.23.2015

CHALLENGES
AND
POSITIONING
13
Challenges
•
Selectivity limits pace of growth of Life
Planner force
•
Expected gradual attrition of large
acquired blocks of business partly offsets
business growth
•
Aging Japanese population
•
Currency risk
•
Interest rate risk
Prudential Positioning
•
Expanding complementary third party
distribution
•
Building operations in selected growth
markets
•
Proven track record of M&A and
business integrations
•
Product solution for retirement financial
security and inheritance protection needs
•
Lifetime client relationships support
subsequent sales for changing needs
•
Currency hedging programs for income
and equity
•
Limited portfolio turnover, strong asset
liability management, emphasis on
mortality and expense margins
Financial Strength Symposium 6.23.2015

PRUDENTIAL FINANCIAL, INC. INTERNATIONAL INSURANCE JOHN HANRAHAN SENIOR VICE PRESIDENT CHIEF FINANCIAL OFFICER

KEY
MESSAGES
15
•
Exposure
•
Sensitivity
•
Risk mitigation
Interest Rate
•
Exposure
•
Sensitivity
•
Risk mitigation
FX
Capital
Management
•
Generation
•
Utilization
•
Solvency margin ratios
Financial Strength Symposium 6.23.2015

CURRENCY
EXPOSURE
•
Less than half of Japan’s earnings are yen sensitive
–
Certain expenses related to non-yen denominated business are paid in yen and are reducing exposure of earnings to yen value changes
•
Contributing factors to declining yen AOI as a percentage of total AOI include increase in USD investments, disproportionately higher yen expenses, and weaker yen currency exchange rate
16
1)
Percentage based on pre-tax AOI excluding market driven and discrete items for our Japanese insurance operations.
49%
37%
51%
63%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
2013
1Q15
Non-Yen
Yen
USD/JPY Plan Rate
80
91
Japan Earnings
(1)
(Currency Mix)
Financial Strength Symposium 6.23.2015

900
600
300
0
834
781
759
741
726
¥91
Actual
Rate
¥110
¥120
¥130
¥140
Pro Forma AOI at
indicated rates

Prudential

CURRENCY
SENSITIVITY
International Insurance 1Q 2015
Earnings
at
Different
Yen
Hedging
Rates
(1)
1)
Based on actual and alternative assumed hedging rates for Japanese yen income to U.S. dollars.
17
Hypothetical
Hedging Rates
¥110
¥120
¥130
¥140
Difference from Actual
Hedging Rate
21%
32%
43%
54%
Pro Forma Impact to
AOI
(6)%
(9)%
(11)%
(13)%
($ millions)
Financial Strength Symposium 6.23.2015

HEDGING OBJECTIVES 18 • Protect Enterprise Earnings and ROE • Protect Long-term Value • Insulate Solvency Margin Ratio Financial Strength Symposium 6.23.2015

HEDGING
CURRENCY
EXPOSURE
19
•
Yen Hedging Strategy
Existing Hedges as of
3/31/15
$1.9
$15.5
$12.1
$0.7
$0.8
Hedge Type
Forwards
USD Assets
Yen Debt
Dual Currency Bonds
Protects Long-term Value
Protects Near-term
Earnings and Cash Flow
Protection
Income Hedge
Equity Hedge
($ billions)
Financial Strength Symposium 6.23.2015

(¥)
USD/JPY Spot Rate
Hedging Rate
Trailing 3-Yr Rolling Avg. Spot Rate
130
120
110
100
90
80
70
¥106
¥99
¥92
¥85
¥80
¥82
¥91
2009
2010
2011
2012
2013
2014
2015

Prudential

YEN
EARNINGS
HEDGE
Historical Yen Spot Rates vs. Hedging Rates
•
Expected yen-based AOI is hedged over a 36 month rolling period using a series of FX forwards with laddered maturities
•
Each quarter’s expected yen earnings are hedged over the preceding 9 quarters. The hedged rate is an average of these transactions
20
Financial Strength Symposium 6.23.2015

FAIR
VALUE
OF
YEN
EQUITY
HEDGE
(1)
Equity
Hedges
1)
As of 3/31/15.
21
Equity
Hedge FX Sensitivity
Spot Rate as of
3/31/15
10%
JPY
Appreciation
10% JPY
Depreciation
USD/JPY Rate
¥120
¥108
¥132
Fair
Value of Equity Hedges
($ billions)
2.4
1.2
3.7
24%
18%
58%
0%
25%
50%
75%
100%
2015
2016
2017 +
Maturity Profile of Equity Hedge Settlements
•
$13.6 billion “notional” value of yen exposure
-
$2.4 billion
fair value of PFI hedges
-
Cash is realized over time as settlements occur
Financial Strength Symposium 6.23.2015

YEN
EQUITY
HEDGE
ILLUSTRATION
(1)
22
Weakening Yen
USD Assets
Worth More ¥
Cash from
Japan
Stable Yen
Strengthening
Yen
•
We
protect
our
equity
investment
in
Japan
by
primarily
purchasing
U.S.
dollar
investments in Japan
•
We hedge these bonds primarily internally, to insulate Solvency Margin
Ratios from FX volatility.  This can create cash flow transfers between Japan and the U.S.
~800%
SMR
~800%
SMR
~800%
SMR
1)
Broadly equivalent solvency margin ratio (SMR) over time.
USD Assets
Worth Same ¥
No Cash
Movement
USD Assets
Worth Less ¥
Cash to
Japan
Financial Strength Symposium 6.23.2015

KEY
MITIGANTS
FOR
INTEREST
RATE
EXPOSURE
•
Low portfolio turnover
•
Strong asset liability management
•
Emphasis on protection products –
stable earnings from mortality and
expense margins
•
Reprice new business when appropriate to maintain margins
•
Fixed annuity products designed to mitigate interest rate risk (i.e., bi-weekly repricing for new business, market value adjustments)
23
Key Mitigants
10
Year
Government
Bond
Yield
•
Interest rates have been low in Japan for many years
Financial Strength Symposium 6.23.2015
0%
1%
2%
3%
4%
5%
6%
7%
1997
1999
2001
2003
2005
2007
2009
2011
2013
JGB
UST
8%
2015

3,347
3,332
3,362
2014
If Interest rates -25 bps
If interest rates +25bps
Investment Margin
Mortality, Expense & Other Margin

Prudential

IMPACT
OF
CHANGING
INTEREST
RATE
ENVIRONMENT
Earnings
(1)
+/-
25 bps =
~$15 million
in near-term
24
Sensitivity of AOI to Interest
Rate (-25 bp)
2014
2015
2016
2017
Pro Forma Impact to 2014 Pre-tax AOI ($
millions)
(15)
(45)
(75)
(105)
Financial Strength Symposium 6.23.2015
($ millions)
•
In the near-term, earnings are not materially impacted by modest changes in interest rates
1)
Pre-tax AOI excluding market driven and discrete items as shown in disclosure section. The analysis represents assumed investment of renewal premiums and reinvestment of investment income and proceeds from maturing investments at market interest rates 25 bps higher or lower than actual rates during the year.

•
Redeployed
excess
capital
of
more
than
60%
of
after-tax
AOI
since
2009
(1)
•
As the Japan business matures, we expect capital returned to increase relative to earnings as less capital will be needed to support growth
•
Japan returns capital to the U.S. through diverse means and in accordance with regulatory standards
HISTORICAL
CAPITAL
GENERATION
AND
REDEPLOYMENT
25
($ billions)
Historical Capital Redeployment
1)
Through 2014.
2)
After-tax AOI reflects the effective tax rate of the former FSB.
Forms of Cumulative Redeployment
Dividends
13%
Debt
Repayment
27%
Affiliate
Lending
21%
Acquisition
Funding and
Other
39%
(2)
$7.0
Financial Strength Symposium 6.23.2015
$11.0
Cumulative
2009 -
2014
$1.2
$1.4
$1.7
$2.0
$2.3
$2.4
$0.7
$0.4
$1.6
$1.3
$1.5
$1.5
2009
2010
2011
2012
2013
2014
After-Tax AOI
Capital Redeployed

SOLVENCY
MARGIN
RATIO
26
SMR
(1)
March 31, 2015
Stressed Scenario
Prudential of Japan
844%
~745%
Gibraltar
Life
(2)
882%
~740%
1)
Based on Japanese statutory accounting and risk measurement standards applicable to regulatory filings as of 3/31/15.
2)
Gibraltar consolidated basis.
3)
Represents indicated change applied to asset valuations.
•
Solvency margin position of Prudential’s Japanese insurance
companies –
well capitalized and financially secure
•
Well
above
our
target
SMR
of
600%
-
700%
Stressed Scenario
(3)
•
Japan Equity
•
Real Estate
•
USD & AUD FX Rates
•
Interest Rates
Down 55%
Down 35%
Strengthening 20%
Up 100 bps
Financial Strength Symposium 6.23.2015

PRUDENTIAL FINANCIAL, INC. U.S. BUSINESSES STEPHEN PELLETIER EXECUTIVE VICE PRESIDENT CHIEF OPERATING OFFICER

EXECUTIVE
SUMMARY
•
Prudential’s U.S. business portfolio has been designed to:
–
Generate sustainable earnings
and attractive returns
–
Be resilient in the face of headwinds
–
Provide diversification and facilitate risk management
–
Position us for growth opportunities
•
We integrate our distinctive set of investment and insurance capabilities to deliver a range of solutions to meet changing customer needs
•
We invest within and across businesses to enhance the customer experience and enable new growth opportunities
2
Financial Strength Symposium 6.23.2015

OUR
BUSINESS
MIX
GENERATES
SUSTAINABLE
EARNINGS
3
Pre-Tax
Earnings
(1)
1)
Adjusted Operating Income (AOI) excluding market driven and discrete items as shown in disclosure section.
Retirement
Annuities
Asset Management
Group Insurance
Individual Life
AOI
(1)
CAGR
17%
(~15% to 16%
excluding Hartford)
($ billions)
Financial Strength Symposium 6.23.2015
$2.3
$2.8
$2.7
$3.9
$4.3
$0.0
$1.0
$2.0
$3.0
$4.0
2010
2011
2012
2013
2014

THE
U.S. BUSINESS
PORTFOLIO
IS
WELL-BALANCED
BY
TYPE
OF
RISK
4
Principal Risks
2014
Earnings
(1)
$4.3 billion
Equity Markets, Interest Rates, Longevity
Credit, Longevity, Interest Rates
Equity Markets
Mortality, Interest Rates, Credit
Mortality, Morbidity
1)
Pre-tax AOI excluding market driven and discrete items as shown in disclosure section.
Annuities
Retirement
Asset
Management
Individual Life
Group Insurance
Financial Strength Symposium 6.23.2015

OUR
BUSINESS
MIX
CREATES
HIGH
QUALITY,
DIVERSIFIED
EARNINGS
STREAMS
5
Pre-Tax
Earnings
(1)
Individual Annuities
Asset Management
Retirement
Individual Life
Group Insurance
$ 1,112
$ 2,381
$ 1,213
$ 732
$ 618
$ 580
2010
2014
Underwriting
Spread
Fee
Primary
Source of Earnings
Business
1)
AOI excluding market driven and discrete items as shown in disclosure section.
Financial Strength Symposium 6.23.2015
($ millions)

OUR
BUSINESS
MIX
DRIVES
ATTRACTIVE
RETURN
PROSPECTS
6
ROE Potential
(1)
Mid-High
Teens
Low
Double Digits
1)
Return on equity (ROE) potential ranges based on after-tax AOI using an overall effective tax rate for Prudential Financial, Inc. excluding the Closed Block division, and  average attributed equity excluding accumulated other comprehensive income. Reflects view of weighted average potential returns over long term using base case assumptions.
Growth
Potential
Asset Management
Retirement
Annuities
Individual Life
Group Insurance
Financial Strength Symposium 6.23.2015

EVOLVING
CUSTOMER
NEEDS
CREATE
GROWTH
OPPORTUNITIES
THAT
WE
ARE
WELL-POSITIONED
TO
ADDRESS
7
Movement toward derisking in large Defined Benefit markets
•
Building on Pension Risk Transfer (PRT)
market leadership in U.S.; pursuing
international opportunities
•
Offering range of institutional investment
solutions, including fixed income and
liability driven investing
•
Expanding voluntary benefits offerings
Employers’ need to control benefit costs while offering employees an attractive suite of benefit options
•
Redesigning defined contribution plans
•
Enhancing life insurance policy features
•
Expanding Prudential Advisors outreach
beyond the traditional approach
Increasing individual responsibility for financial security, resulting in a growing need for more certain outcomes
•
Expanding retail investment offerings
•
Expanding annuity offerings to include
non-equity aligned and
investment-focused products
Older population controlling vast majority of financial assets
Financial Strength Symposium 6.23.2015

WE
ARE
INVESTING
WITHIN
AND
ACROSS
BUSINESSES
TO
ENHANCE
THE
CUSTOMER
EXPERIENCE
AND
ENABLE
NEW
GROWTH
OPPORTUNITIES
8
2014 investment
in our
businesses
~$100 million
(1)
Digital Experience
Data Analytics
Systems Upgrades
Talent
1)
Approximate pre-tax amount spent, after impact of cost savings and efficiencies realized.
Financial Strength Symposium 6.23.2015

WE
ARE
MAINTAINING
A
STRONG
FOUNDATION
FROM
WHICH
TO
GENERATE
SUSTAINABLE
PROFITABLE
GROWTH
9
Asset Management
Generating earnings that are driven primarily and increasingly by “core” asset management fees
Experiencing sustained, positive net flows driven by strong investment performance
Investing in new asset management capabilities and product offerings, and expanding international presence
Hired a significant number of investment professionals
Retirement
Continuing to invest in advancing PRT leadership capabilities
Investing in Full Service business to position for long term profitability and growth
Group Insurance
Rationalized product portfolio and market segment focus
Completing disability turnaround to position for resumed controlled growth
Making improvements in pricing, underwriting, and claims management practices
Individual Life Insurance
Generating sales that reflect a more diversified product mix
Completed final steps of Hartford integration; run-rate benefits expected to be fully realized by third quarter
2015
Annuities
Executing product diversification strategy, improving risk profile and offering a broad range of solutions
Financial Strength Symposium 6.23.2015

PRUDENTIAL FINANCIAL, INC. RETIREMENT PHILIP WALDECK SENIOR VICE PRESIDENT PENSION & STRUCTURED SOLUTIONS

PRUDENTIAL
RETIREMENT:
STRENGTH, BREADTH
AND
DEPTH
ACROSS
MARKETS
2
1)
2014 PLANSPONSOR DC Recordkeeping Survey, based on total recordkeeping assets as of 12/31/13.
2)
Internally
managed,
domestic
institutional,
tax-exempt,
Stable
Value
Assets
as
of
12/31/13
–
Pensions
and
Investments’
Money
Managers
Directory,
5/31/15.
3)
LIMRA Group Annuity Survey 1Q15.
Mission: To serve the retirement security needs of institutions and individuals
#6
in DC assets
(1)
Leading provider in our
chosen markets
#1
in Stable Value
(2)
#1
in PRT
(3)
Defined Contribution (DC)
Full spectrum of retirement
products and solutions
Defined
Benefit (DB)
Non-Qualified
Investment-Only Stable Value
Other Institutional Investments
Pension Risk Transfer (PRT)
Structured Settlements
Financial Strength Symposium 6.23.2015

STRONG
AND
CONSISTENT
ACCOUNT
VALUE
GROWTH
3
$205
$230
$290
$323
$364
Full Service
Pension Risk Transfer
Investment-Only Stable Value
Other Institutional Investment Products
Account Values
(1)
($ billions)
1)
As of end of period.
Financial Strength Symposium 6.23.2015
$141
$148
$174
$184
$28
$30
$64
$59
$92
$18
$41
$61
$73
$70
$18
$19
$17
$17
$18
2010
2011
2012
2013
2014
$140

SIGNIFICANT
EARNINGS
GROWTH
SINCE
2010
4
Pre-Tax AOI
(1)
($ millions)
~$110
~$280
Non-coupon investments returns, case experience on pension risk transfer business more favorable than average expectations, and significant mortgage loan prepayment income.
1)
Adjusted Operating income (AOI).
Financial Strength Symposium 6.23.2015
$565
$594
$638
$1,039
$1,215
2010
2011
2012
2013
2014

PRUDENTIAL
AS
A
PENSION
LEADER
5
Since
1928
PROVIDING
INTEGRATED
PENSION PLAN
SERVICES
2
nd
LARGEST
ACTIVE INSTITUTIONAL
MANAGER OF DOMESTIC
FIXED INCOME
(1)
23   25
LARGEST
CORPORATE DB PLANS
(2)
USE PRUDENTIAL
INVESTMENT
MANAGEMENT
of
the
1)
Pensions & Investments Top Money Manager List, May 2015. Ranked by total worldwide institutional assets under management, as of 12/31/14.
2)
Based on U.S. Plan Sponsor rankings in Pensions & Investments, as of 12/31/14.
Financial Strength Symposium 6.23.2015

PENSION RISK TRANSFER

PROGRESSION
OF
EXPERTISE
& CAPABILITIES
The Pension Risk Transfer team’s expertise has substantially benefited from experience with U.K. and jumbo U.S. pension risk transfer markets.
2007
2009
2011
2012
2014
Applied U.K. longevity
underwriting best practices
Developed unique
capabilities for GM
and Verizon
7
Applied best
practices further
into the market
resulting in key
case wins
Closed U.S. and
U.K. transactions
Large
sponsor
opportunities
identified
First pension
guarantee
written
•
Established core team
•
Explored emerging U.K.
solutions
•
Adapted/modernized
for U.S. market
Financial Strength Symposium 6.23.2015
2006
1928

PRT MARKET
IS
LARGE
AND
GROWING
8
1)
Pension Protection Fund, estimated in U.S. dollars, as of 12/31/14.
2)
Investment Company Institute, as of 12/31/14.
3)
Towers Watson Global Pension Assets Study 2015.
$1.5
trillion
(3)
$1.9
trillion
(1)
$3.2
trillion
(2)
Pension
Liabilities
U.K.
U.S.
Canada
33
5
1
Number of
Transactions
Over $1 billion
PRT Transactions
Since 2007
$186 billion
$50 billion
$4 billion
World
39
$240 billion
>$6.6 trillion
Financial Strength Symposium 6.23.2015

PRUDENTIAL’S
COMPETITIVE
ADVANTAGE
IN
PRT MARKET
Deep Expertise Across Multiple Disciplines
Proven Structuring Skills
Demonstrated Service Excellence
Track Record of Successful Execution
Experience and Credibility in the Pension Market
Financial Strength
9
Financial Strength Symposium 6.23.2015

GM

verizon

MOTOROLA

Bristol-Myers Squibb

Rothesaylife

TIMKEN

BT PENSION SCHEME

Kimberly-Clark

Prudential

PRUDENTIAL’S
PRT BUSINESS
HAS
EXPERIENCED
SIGNIFICANT
GROWTH
OVER
THE
PAST
FOUR
YEARS
(1)
10
$75 billion
(2)
PENSION LIABILITIES
550,000
RETIREES
130+
PLANS IN U.S. & U.K.
1)
Through 3/31/15.
2)
Includes ~$35 billion of longevity reinsurance.
Financial Strength Symposium 6.23.2015

PRUDENTIAL’S
EDGE: CREATIVE
SOLUTIONS
11
Execution Confidence
•
Advanced purchase agreement
•
Proven documentation and process
•
Seamless transition, payments and
personalized communications
Asset
•
Asset in kind (AIK) transfer
•
Client risk hedging strategies
Liability
•
Data adjustments
•
Lump sum adjustments
•
Tailored mortality tables
Transaction Structure
•
Customized price roll forward
•
Independent fiduciary
•
Sponsor-owned insurer
Meet Client Needs
Manage Risk
Financial Strength Symposium 6.23.2015

CRITICAL SUCCESS FACTORS, KEY RISKS AND MITIGANTS Types of Risk Investment Liquidity Asset/Liability Management Insurance Concentration Pricing 12 Financial Strength Symposium 6.23.2015

Pricing CRITICAL SUCCESS FACTORS, KEY RISKS AND MITIGANTS Pricing Prudent best estimates “AA” loss absorption capacity Negotiated price adjustment triggers 13 Financial Strength Symposium 6.23.2015

Investment
CRITICAL
SUCCESS
FACTORS, KEY
RISKS
AND
MITIGANTS
Investment
Primarily high quality
corporate bonds
Well-diversified portfolio
Prudent default
assumptions
14
Financial Strength Symposium 6.23.2015

Liquidity CRITICAL SUCCESS FACTORS, KEY RISKS AND MITIGANTS Liquidity Long-dated, illiquid liabilities Disciplined cash flow management 15 Financial Strength Symposium 6.23.2015

Insurance CRITICAL SUCCESS FACTORS, KEY RISKS AND MITIGANTS Insurance Very limited benefit optionality Significant & credible plan mortality experience 16 Financial Strength Symposium 6.23.2015

CRITICAL
SUCCESS
FACTORS, KEY
RISKS
AND
MITIGANTS
Asset/Liability
Management
Manage within tight
duration corridors
Rigorous ongoing
monitoring
17
Asset/Liability
Management
Financial Strength Symposium 6.23.2015

Concentration
CRITICAL
SUCCESS
FACTORS, KEY
RISKS
AND
MITIGANTS
Concentration
Deliberately building
diversified book over time
More credible experience data
Better pricing: Fewer
competitors & complex
execution needs
18
Financial Strength Symposium 6.23.2015

WELL-DIVERSIFIED
BUSINESS
MIX
19
Geographic
Diversity
(1)
Age
Distribution
(1)
•
Also well-diversified by Gender, Industry, Benefit Size, and Occupation (blue/white collar)
•
Average liability duration: Buy-Out 9-10 years, Longevity Reinsurance 8-12 years
Below 60
Above 80
60-80
1)
Number of annuitants as of 3/31/15.
Financial Strength Symposium 6.23.2015
Northeast
U.S.
16%
South U.S.
16%
Midwest U.S.
17%
West
U.S.
9%
U.K.
42%
15%
57%
28%

STRONG
INVESTMENT
RISK
MANAGEMENT
Representative Funded PRT Asset Portfolio
Key Attributes
•
High quality
•
Well-matched to liability
•
Well-diversified
•
Assets in-kind reduce risk
and expense:
–
Taxes
–
Transaction costs
–
Interest rates and
spreads locked in
20
Financial Strength Symposium 6.23.2015
Other
(e.g. Agency
Mortgage Backed
Securities)
Investment Grade
Public Securities
~45%
Investment Grade
Private Securities
~20%
Mortgage Loans
~20%
Below Investment
Grade
Alternatives
~5%
~5%
~5%

COMPLEMENTARY
PROFIT
EMERGENCE
PATTERNS
21
Projection Years
Annual Expected AOI Pattern, Net of Defaults
($1 Billion Representative Case)
Financial Strength Symposium 6.23.2015
1-5
6-10
11-15
16-20
21-25
26-30
31-35
36-40
41-45
46-50
Longevity Reinsurance
Funded Buy
-out

RETURN
SENSITIVITIES
(1)
22
1)
Impacts are approximate. The sensitivities may vary by transaction. Sensitivities are meant to reflect a moderately adverse/beneficial scenario.
2)
Internal rate of return (IRR).
Credible plan-specific
mortality experience data
Complementary long-
term exposures not
reflected in pricing
Tight key rate duration
management mitigates risk
Diversified, high-
quality investments
Base Mortality
Mortality
Improvement
Interest Rates
Credit Defaults
-0.5%
-2%
-1%
-3%
+0.5%
+2%
+3%
+1%
Mortality
rates +/-1%
Long-term
interest rates
+/-100bps
Default shock of 1%/lower
default probability by half
Mortality trend improvement +/-0.25%
MITIGANTS
Target
IRR
(2)
11-15%
Capital is set at the higher of regulatory and economic frameworks;
We further analyze sensitivity of returns to changes in key underwriting assumptions
-3%
-2%
-1%
+1%
+2%
+3%
Blue shaded area indicates shock scenario
ASSUMPTIONS
Financial Strength Symposium 6.23.2015

PRUDENTIAL
PRT: AN
ATTRACTIVE
GROWTH
OPPORTUNITY
•
Premier franchise in a very attractive market
•
Leverages best of Prudential –
deep partnership and collaboration across
business units and functions, building on nearly 140 years of mortality risk and
90 years of longevity risk experience
•
Opportunity identified early; built unparalleled platform of expertise and solid risk management over a decade
•
Currently expect returns on PRT block to be at or above our targets
•
Ongoing growth opportunity with solid expected returns and sustainable competitive advantages
•
Commitment, talent & intense focus
23
Financial Strength Symposium 6.23.2015

PRUDENTIAL FINANCIAL, INC. ANNUITIES ROBERT O’DONNELL PRESIDENT PRUDENTIAL ANNUITIES

INDIVIDUAL
ANNUITIES
CONTINUES
TO
BE
A
CORE
COMPONENT
OF
PRUDENTIAL'S
DIVERSIFIED
BUSINESS
MIX
2
Financial Strength Symposium 6.23.2015
Product Mix
Policyholder
Behavior
In Force
Cash Flow
Balance Sheet
Strength
Our product mix diversifies our risk profile while
meeting customers’ retirement income needs
Sophisticated approach using data analytics and
emerging policyholder behavior experience
In force expected cash flows continue to provide
significant value
Our living benefit liability is supported by high
quality on-balance sheet assets

PRODUCT MIX

PRODUCT
PORTFOLIO
–
DIVERSIFYING
OUR
RISK
4
High
Capital Market & Behavior Risk
High
Low
1)
Return of Premium (ROP) is a standard death benefit on variable annuity contracts.  Optional ROP is available on PPI contracts for an extra charge.
2)
For new business.
Financial Strength Symposium 6.23.2015
•
No living benefit
•
Accumulation focused
•
Account value death
benefit / optional ROP
(1)
•
A fixed single premium
immediate annuity
•
Highest minimum income
payments
•
No death benefit
•
Monthly rate setting
capability
(2)
•
Higher minimum income
payments
•
No equity exposure
•
ROP
(1)
death benefit
•
Monthly rate setting
capability
(2)
•
Lower minimum income
payments
•
Secure Value Account
•
ROP
(1)
/ optional enhanced
death benefit
•
Monthly rate setting
capability
(2)
Prudential
Premier
Investment
Variable
Annuity
(PPI)
Prudential
Immediate
Income
Annuity
(PII)
Prudential
Defined
Income
(PDI)
“Highest
Daily”
Suite
(HDI)

PRODUCT
DIVERSIFICATION
5
Annual Gross Sales
2012
$20.0 billion
2014
$10.0 billion
1)
Includes Legacy variable annuities, fixed annuities and base contracts with no living benefit guarantees.
2015 and 2016 new business risk profile will be impacted by our HDI 3.0 reinsurance transaction
(1)
(1)
Financial Strength Symposium 6.23.2015
HDI
91%
PPI
1%
HDI
70%
PDI
19%
Other
9%
Other
10%

EXTERNAL
REINSURANCE
AGREEMENT
Prudential Annuities has entered into a new business reinsurance transaction with Union Hamilton
•
Transaction covers the HDI 3.0 living benefit rider
•
Covers approximately 50% of new business written in 2015 and 2016
•
Reduces growth of exposure to new contracts with living benefits
•
Accelerates the diversification strategy
6
Financial Strength Symposium 6.23.2015

PRUDENTIAL FINANCIAL, INC. ANNUITIES YANELA FRIAS VICE PRESIDENT, FINANCE PRUDENTIAL ANNUITIES

POLICYHOLDER BEHAVIOR

SOPHISTICATED
APPROACH
USING
DATA
ANALYTICS
AND
EMERGING
POLICYHOLDER
BEHAVIOR
EXPERIENCE
•
Partnered with industry leaders to create enhanced data analytic capabilities
•
These enhanced capabilities drive a more thorough understanding of factors influencing policyholder behavior and improve our ability to interpret emerging trends in our data
•
Data analytic capabilities were leveraged to refine our annual assumption setting process
9
Financial Strength Symposium 6.23.2015

DATA
ANALYTICS
DROVE
INCREASED
SOPHISTICATION
OF
GLWB
(1)
LAPSE
RATE
ASSUMPTIONS
•
Traditional “In-the-
Moneyness” remains a key
driver of lapses
•
Lapse rates now incorporate
the impact of interest rates
on alternative income
solutions
•
The relative value of a
policy’s guarantee to current
market options influences
lapse behavior
GLWB LAPSE
RATES
1)
Guaranteed Lifetime Withdrawal Benefit.
High
10
Financial Strength Symposium 6.23.2015
Interest Rates
Lower fees in favorable market
paths
High
Low
Higher claims in unfavorable
market paths
"At the Money" Policy
20% "In the Money" Policy
Prior "At the Money" Policy
Prior 20% "In the Money" Policy

IN FORCE CASH FLOW ANALYSIS

PROFILE
OF
BASELINE
ASSUMPTIONS
FOR
IN
FORCE
CONTRACTS
1)
Based on GAAP best estimates as of 12/31/14.
2)
Return includes 2% dividend yield.
3)
Policyholder behavior assumptions for guaranteed lifetime withdrawal benefit products only.
Capital
Markets
Policyholder
Behavior
(3)
Assumptions underlying cash flows reflect our current best estimates
Baseline Assumptions
(1)
Equity
Market
Return
(2)
3.5% increasing to 8.0% by year 6
Fixed Income Return
1.8% grading to 5.5% by year 10
Blended Return
2.9% grading to 6.6% by year 10
Cash Flows assume Living Benefit Liability is fully hedged
Dynamic Lapse Assumption
Lapse rates based upon in-the-
moneyness
and level of interest rates
Benefit Utilization
95% take lifetime withdrawals
Benefit Efficiency
86% of guaranteed amount
12
Financial Strength Symposium 6.23.2015

IN
FORCE
CASH
FLOWS
REMAIN
STRONG
1)
Reflects
total
remaining
contract
cash
flows
based
upon
the
in
force
book
of
business
and
initial
interest
rates
as
of
12/31/14.
Excludes
any
benefit
from
release
of
capital and excess reserves.
2)
Cash flows are shown on a present value (PV) basis, are discounted at the forward curve, and reflect the results of hedging activity.
BASELINE
SCENARIO
CASH
FLOWS
(1)(2)
($ billions)
13
Financial Strength Symposium 6.23.2015
Living
Benefit
Fees
$14.8
$17.9
$32.2
$0.7
($13.1)
($1.9)
Fees, Net of Expenses
Hedging Costs
Benefits, Net of
Hedging Recoveries
Investment Income
PV of Contract Cash
Flows

THE
INCREASED
ECONOMIC
VALUE
OF
THE
IN
FORCE
IS
NOT
REFLECTED
IN
THE
GAAP LIABILITY
The
risk
neutral
nature
of
the
assumptions
used
to
derive
the
FAS
133/157
(1)
reserve
drive a
meaningful disparity between the change in the economic cash flows and the GAAP liability
GROSS
GAAP
LIABILITY
CASH
FLOWS
(2)
1)
Reserves for variable annuity living benefits are accounted for as embedded derivatives under U.S. GAAP.
2)
Present value of expected cash flows in baseline scenario.
3)
Includes Post NPR living benefit and SOP03-1 Reserve.
($
billions)
($
billions)
14
Financial Strength Symposium 6.23.2015
2012
2014
$16.6
$17.9
2012
2014
($4.0)
($8.8)
(3)

IN
A
RANGE
OF
CAPITAL
MARKET
SCENARIOS, THE
IN
FORCE
BOOK
PRODUCES
POSITIVE
CASH
FLOWS
1)
Reflects total contract cash flows based upon the in force book of business and initial interest rates as of 12/31/14. Excludes any benefit from release of capital and excess reserves. Each scenario reflects impact of our dynamic lapse assumptions on policyholder behavior.
2)
Cash flows are shown on a present value basis, are discounted at the forward curve, and reflect the results of hedging activity.
3)
Scenario reflects an immediate up shock of 30% on 12/31/14, followed by baseline equity market returns thereafter with fixed income returns 100 bps above the expected long term rate.
4)
Scenario reflects an immediate down shock of 30% on 12/31/14, followed by baseline equity returns, coupled with a 100 bps decline in fixed income returns over year 1.
5)
Scenario reflects annual equity return of -13% including dividend yield.
($
billions)
15
Financial Strength Symposium 6.23.2015
Positive Markets
(3)
Baseline
Negative Markets
(4)
Break Even
(5)
Equity Markets
Immediate Shock
+30%
n/a
-30%
n/a
Post-shock Annual Equity Returns
Baseline
Baseline
Baseline
-13% annually
Fixed Income
Long Term Assumption
+100 bps
Baseline
Year End -100 bps over
year 1; flat thereafter
Year End -100 bps over
year 1; flat thereafter
$23.1
$17.9
$5.2
$0.0
PV OF
TOTAL
CONTRACT
CASH
FLOWS
(1)(2)

STRONG
CASH
FLOWS
EVEN
IF
POLICYHOLDER
BEHAVIOR
DEVIATES
FROM
EXPECTATIONS
1)
Reflects total contract cash flows based upon the in force book of business and initial interest rates as of 12/31/14. Excludes any benefit from release of capital and excess reserves. Each scenario reflects impact of our dynamic lapse assumptions on policyholder behavior.
2)
Cash flows are shown on a present value basis, are discounted at the forward curve, and reflect the results of hedging activity.
3)
Capital market and benefit utilization assumptions are unchanged relative to the baseline scenario.
4)
Scenario reflects an increase in benefit efficiency from 86% to 95% across all periods. Capital market and benefit utilization assumptions are unchanged relative to the baseline scenario.
($
billions)
16
Financial Strength Symposium 6.23.2015
Lower Lapses
(3)
Baseline
Higher Benefit
Efficiency
(4)
Lapses
All periods reduced by
20%
Baseline
Baseline
Benefit Efficiency
Baseline
Baseline
95% of guaranteed
amount
$18.5
$17.9
$12.6
PV OF
TOTAL
CONTRACT
CASH
FLOWS
(1)(2)

RESILIENT
CASH
FLOWS
DESPITE
SEVERELY
ADVERSE
MARKETS
AND
POLICYHOLDER
BEHAVIOR
STRESSES
1)
Reflects total contract cash flows based upon the in force book of business and initial interest rates as of 12/31/14. Excludes any benefit from release of capital and excess reserves. Each scenario reflects impact of our dynamic lapse assumptions on policyholder behavior.
2)
Cash flows are shown on a present value basis, are discounted at the forward curve, and reflect the results of hedging activity.
3)
Benefit utilization assumptions are unchanged relative to the baseline scenario.
4)
Scenario reflects an increase in benefit efficiency from 86% to 95% across all periods. Benefit utilization assumptions are unchanged relative to the baseline scenario.
($
billions)
17
Financial Strength Symposium 6.23.2015
Lower Lapses and Negative
Markets
(3)
Baseline
Higher Benefit Efficiency and
Negative Markets
(4)
Lapses
All periods reduced by 20%
Baseline
Baseline
Benefit Efficiency
Baseline
Baseline
95% of guaranteed amount
Equity Markets
Immediate -30% equity shock
Baseline markets thereafter
Baseline
Immediate -30% equity shock
Baseline markets thereafter
Fixed Income
Year End -100 bps over year 1;
flat thereafter
Baseline
Year End -100 bps over year 1;
flat thereafter
PV OF
TOTAL
CONTRACT
CASH
FLOWS
(1)(2)
$3.1
$17.9
$0.4

CASH
FLOWS
REMAIN
POSITIVE
ACROSS
ALL
OF
THE
STOCHASTICALLY
MODELED
PATHS
High PV of Cash
Flows Scenario
Stochastic Cash Flows
(1)
($ billions)
1)
Reflects capital market shocks only.
2)
Represents average outcome of 30 most unfavorable scenarios out of 1,000 projected capital market paths.
3)
This scenario includes cumulative equity market returns of -38% over 5 years and -8% over 10 years in addition to an average 10-year treasury rate of 1.93%
over 10 years, including a low of 0.97%.
18
(2)
Financial Strength Symposium 6.23.2015
$50.0
Low PV of Cash
Flows Scenario
$0.0
$10.0
$20.0
$30.0
$40.0
Max=$41.8
Mean Cash
Flows= $17.1
CTE 97= $5.2
Min=$3.3
(3)
Equity market decline of ~45% coupled with the 10 year Treasury rate falling below 1%

BALANCE SHEET STRENGTH

GAAP BALANCE
SHEET
-
ANNUITY
FOOTPRINT
(1)
1)
Includes fixed annuities.
2)
Hedge Target Liability is a modified GAAP measure of our living benefit liability; differences between the Hedge Target Liability and the GAAP Liability are included in
Other Liabilities. Includes living benefits reinsured to captive and risk retained in direct writing entities.
3)
Refers to Guaranteed Minimum Death and Income Benefit Reserves.
4)
Accumulated Other Comprehensive Income.
5)
Includes approximately ~$3.6 billion of equity attributable to Pruco Re.
20
Financial Strength Symposium 6.23.2015
Assets
Liabilities
Separate Account
Separate Account
$143.7
Invested Assets
General Account
Hedge Assets
Hedge Target Liability
(2)
Other
Other
DAC,
DSI & VOBA
SOP 03-1 (GMDB/GMIB)
(3)
Total Assets
Total Liabilities
$165.8
AOCI
(4)
$0.3
Other Attributed Equity
(5)
$8.7
Total Equity
$9.0
$    8.7
$    8.7
$    3.9
$    0.8
~$22 billion of
long term liabilities
~$24 billion of
liquid assets
Balance Sheet
12/31/2014 ($ billions)
$  17.9
$    5.7
$    0.6
$    6.9
$143.7
$174.8

CLAIM
ABSORPTION
RESOURCES
IN
VA CAPTIVE
EXCEED
STATUTORY
RESERVE
CREDIT
(1)(2)
1.78%                                                   3.04%                                                   2.17%
1)
As of December 31.
2)
Claim absorption resources represent total assets available to pay claims.
3)
Represents the risk associated with the living benefits reinsured to the captive.
4)
Other primarily represents Asset Adequacy Testing (AAT) reserves.
10
yr.
Treasury
(1)
$9.1
$2.4
$12.2
($ billions)
Reserve Credit
Capital
and
Other
(4)
Hedge
Target
Liability
(3)
21
Financial Strength Symposium 6.23.2015
2012
2013
2014
$4.3
$0.5
$3.5
$3.8
$5.3
$3.6
$(1.2)
$4.2
$8.0

INDIVIDUAL
ANNUITIES
CONTINUES
TO
BE
A
CORE
COMPONENT
OF
PRUDENTIAL'S
DIVERSIFIED
BUSINESS
MIX
Product Mix
Our product mix diversifies our risk profile while
meeting customers’ retirement income needs
Policyholder
Behavior
In Force
Cash Flow
Balance Sheet
Strength
Sophisticated approach using data analytics and
emerging policyholder behavior experience
In force expected cash flows continue to provide
significant value
Our living benefit liability is supported by high
quality on-balance sheet assets
22
Financial Strength Symposium 6.23.2015

PRUDENTIAL FINANCIAL, INC. INVESTMENT PORTFOLIO SCOTT SLEYSTER SENIOR VICE PRESIDENT CHIEF INVESTMENT OFFICER

WHAT
DIFFERENTIATES
PRUDENTIAL?
2
1)
Assets managed by Investment Management and Advisory Services as of 3/31/15.
•
Liability driven
•
Well-diversified by:
–
Asset Class
–
Industry Sector
–
Geographic Region
–
Issuer
–
Maturity
•
Key Rate Duration (KRD)
targets by sector
High Quality
Well-Matched
Portfolio
•
Asset Management is a
business within Prudential
•
$962 billion managed
(1)
•
Best in class Privates and
Mortgages
•
Dedicated teams allow us
to underwrite much of our
credit
exposure
–
a
competitive advantage
•
Portfolio Managers work
closely with the
businesses to gain deep
understanding of product
liabilities
•
Portfolio Managers
located within business
units
Distinct Asset-
Liability Management
Team
Investment
Management is a
Core Competency
Financial Strength Symposium 6.23.2015

HIGH
QUALITY
AND
BROADLY
DIVERSIFIED
PORTFOLIO
3
1)
Represents the General Account (GA) for Prudential Financial, Inc. (PFI) excluding the Closed Block Division (CBD).
2)
As of 3/31/15 at balance sheet carrying amount.
3)
Real estate and non-real estate related investments in JVs/partnerships, investment real estate held through direct ownership and other miscellaneous investments.
4)
Trading Account Assets Supporting Insurance Liabilities (investment results expected to ultimately accrue to contract holders).
5)
Includes state and municipal securities, and securities related to the Build America Bonds program.
Equities, 2%
Other Long-Term
(3)
, 2%
Short-Term & Other, 2%
Policy Loans, 2%
Public Fixed Maturities
65%
Private Fixed Maturities
10%
Commercial Mortgage &
Other Loans
11%
TAASIL
6%
(4)
PFI GA ex. CBD
(1)
Investment Portfolio
$346 billion
(2)
PFI GA ex. CBD
(1)
Fixed Maturities
$261 billion
(2)
(5)
Financial Strength Symposium 6.23.2015
39%
17%
7%
6%
3%
2%
1%
Corporates
Japan Government
U.S. Government
Other Foreign Government
Commercial mortgage-backed
Asset-backed
Residential mortgage-backed
(Agency)

ASSET
SELECTION
–
CONSISTENT
FOCUS
ON
QUALITY
4
1)
Balance sheet carrying amount. Reflects equivalent ratings for investments in international insurance operations.
2)
NAIC 3-6.
3)
NAIC 1-2.
(3)
(3)
PFI GA ex. CBD –
Fixed Maturity Portfolio
(1)
($ billions)
96%
(2)
Financial Strength Symposium 6.23.2015
$9                7%
$8              5%
$9               4%
$9               4%
$9              4%
$10             4%
$10
4%
$80
59%
$87
57%
$113
54%
$145
56%
$140
56%
$146
56%
$147
56%
$47
34%
$58
38%
$89
42%
$105
40%
$98
40%
$102
40%
$104
40%
2009
2010
2011
2012
2013
2014
1Q  2015
Other Securities
High or Highest Quality: Non-Governments
High or Highest Quality: Governments
$136
$153
$211
$259
$247
$258
$261

5
1)
As of 3/31/15 at balance sheet carrying amount. Reflects equivalent ratings for investments in international insurance operations.
•
Utilization of Prudential Capital Group’s
origination capabilities allows Prudential
to hold a high percentage of its Corporate
credit in Private Placements
PFI GA ex. CBD
Fixed Maturity Portfolio
100% = $261 billion
(1)
Financial Strength Symposium 6.23.2015
($ millions)
CORPORATE
BOND
PORTFOLIO
PFI
GA EX. CBD
Corporate Credit
$134 billion
Governments
$104 billion
Structured
Products
$23 billion
Other (NAIC 3,4,5,6)
46%
22%
5%
7%
17%
3%
$-
$10,000
$20,000
$30,000
$40,000
$50,000
$60,000
$70,000
$80,000
NAIC 1
NAIC 2
Public Corporate: $99 billion
Private Corporate: $35 billion

MODEST
EXPOSURE
TO
NAIC 3-6
6
1)
High Yield exposure reflects securities with NAIC ratings 3-6.
2)
As of 3/31/15 at balance sheet carrying amount. Reflects equivalent ratings for investments in international insurance operations.
•
High Yield exposure
(1)
comprises 4% of
the PFI GA ex. CBD Portfolio
PFI GA ex. CBD
Fixed Maturity Portfolio
100% = $261 billion
(2)
NAIC 3-6
$10.2 billion
NAIC 1 -
2
96%
4%
Financial Strength Symposium 6.23.2015
($ millions)
62%
83%
46%
70%
38%
17%
54%
30%
$-
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
$7,000
NAIC 3
NAIC 4
NAIC 5
NAIC 6
Private Fixed Maturities: $3.5 billion
Public Fixed Maturities: $6.7 billion

PFI GA ex. CBD Portfolio
100% = $346 billion
(2)
WELL-DIVERSIFIED
COMMERCIAL
LOAN
PORTFOLIO
(1)
7
1)
As of 3/31/15.
2)
At balance sheet carrying amount.
3)
Other consists of golf courses, ski resorts, parking garages, self-storage, hospital and ground leases.
4)
At
gross
carrying
value.
Excludes
Agricultural
loans.
Prudential
as
of
3/31/15.
ACLI
as
of
12/31/14
(latest
available).
(4)
(3)
Commercial Mortgage
and Other Loans
$38 billion
11%
Financial Strength Symposium 6.23.2015
(4)
Pacific
32%
South Atlantic
20%
Middle Atlantic
13%
West South
Central
10%
East North
Central
8%
Mountain
5%
Other
3%
New England
5%
Asia
1%
West North
Central
2%
East South
Central
1%
20%
26%
19%
22%
8%
5%
24%
21%
15%
32%
4%
4%
Retail
Apartments /
Multi-Family
Industrial
Office
Senior Living
& Other
Hospitality
PFI GA ex. CBD
ACLI ex. Pru
Weighted Average Debt Service Coverage Ratio (DSCR)
2.36x
Weighted Average Loan-to-Value Ratio (LTV)
54%
Commercial and Agricultural Loans at a Fixed Rate
96%
Over 30 Days Past Due
0.2%

MANAGING
THROUGH
A LOW
INTEREST
RATE
ENVIRONMENT
8
1)
Fixed Maturity Yields
(1)
9 year average spread -
2.33%
vs.1Q 2015 spread -
2.57%
2.57%
1.53%
•
Active management, in-house origination and underwriting of Privates and
Mortgages have allowed us to mitigate yield deterioration
Financial Strength Symposium 6.23.2015
6.33%
4.61%
4.80%
2.04%
2006
2007
2008
2009
2010
2011
2012
2013
2014
1Q  2015
PFI GA ex. CBD and Japanese Insurance Operations GA
10 Yr U.S. Treasury
Yields for fixed maturities are based on amortized cost and are calculated net of liabilities and rebate expenses corresponding to securities lending activity.
Yields exclude investment income on assets other than those included in invested assets. Prior periods’ yields are presented as last reported. Treasury yields shown are annual averages. Portfolio yields are annualized for 1Q 2015.

CONTINUED
LOW
RATES
WILL
POSE
A CHALLENGE
OVER
THE
LONG
TERM
9
•
Active Asset-Liability management mitigates impact of rate environment
•
Our Japan Insurance Operations have operated in a low rate environment for many years
•
Jumbo Pension Risk Transfer (PRT) deals priced and on-boarded at current low rates
($ billions)
Insurance Businesses
U.S. Businesses ex. CBD
Liabilities -
$288
(1)
Japan
Insurance
Operations
$120
U.S.
Businesses
ex. CBD
$168
Long
Duration
Products
$104
Guaranteed
Minimum Rates
$50
At Minimum
$30
Participating $14
Liabilities -
$168
(1)
Guaranteed Minimum
Rates
Contracts -
$50
(1)
Financial Strength Symposium 6.23.2015
1)
As of 3/31/15.
Above $20

GM

verizon

MOTOROLA

Bristol-Myers Squibb

Rothesay life

TIMKEN

BT PENSION SCHEME

Kimberly-Clark

Prudential

PRUDENTIAL’S
PRT BUSINESS
HAS
EXPERIENCED
SIGNIFICANT
GROWTH
OVER
THE
PAST
FOUR
YEARS
(1)
10
$75 billion
(2)
PENSION LIABILITIES
550,000
RETIREES
130+
PLANS IN U.S. & U.K.
1)
Through 3/31/15.
2)
Includes ~$35 billion of longevity reinsurance.
Financial Strength Symposium 6.23.2015

INVESTMENT
EXPERTISE:
AN
ADVANTAGE
IN
PRT TRANSACTIONS
11
PRT Timeline
Initial Request
for Proposal
Provider Selection
Annuity Purchase
-------
Underwriting -------
-------
Premium Roll Forward -------
Mitigate risk from Provider
Selection to Annuity
Purchase by rolling forward
premiums through:
•
A highly customizable
bond index
•
A derivative reference
portfolio
•
An agreed upon asset in-
kind portfolio
At Initial Request, begin to
understand the specific
nature of the liability to
inform portfolio
construction:
•
Upfront involvement of
Portfolio Management
team
•
No “cookie cutter”
approach to portfolio
construction
•
Heavily engaged in asset
sale from the initial
request
Financial Strength Symposium 6.23.2015
Execution of the Pension
Risk Transfer:
•
The group annuity
contract is executed
•
Assets are transferred
•
Rebalancing of portfolio,
as needed

ENERGY
SECTOR
12
PFI GA –
Fixed Maturity Portfolio vs. Barclays U.S. Composite Index: Industrial Sector only
PFI GA Exposure
(2)
Overweight Barclays U.S. Corporate Index
Underweight Barclays U.S. Corporate Index
Barclays U.S. Industrial Composite Index
Financial Strength Symposium 6.23.2015
1)
As of 3/31/15 at carrying amount.
2)
As of 3/31/15 at fair value.
~14% Oil Field Services (~94% Investment Grade)
27.2%
14.1%
13.9%
12.6%
8.4%
7.6%
8.0%
4.5%
3.7%
22.8%
18.0%
7.9%
11.5%
17.5%
8.5%
4.0%
9.1%
0.7%
4.3%
-3.9%
6.0%
1.1%
-9.1%
-0.9%
4.0%
-4.6%
3.0%
Consumer
Noncyclical
Energy
Capital
Goods
Consumer
Cyclical
Communications
Basic
Industry
Transportation
Technology
Other
Industrial
•
Direct and Indirect Exposure of $17 billion
(1)
–
approximately 95% is Investment Grade
•
Below Investment Grade –
approximately 32% Private Placements
•
We feel that Oil Field Services is the industry most challenged; thus we have a defensive allocation

KEY
TAKEAWAYS
13
•
Asset Management is a core business at Prudential and a distinct advantage
•
Core principles of Insurance Portfolio Management:
–
Liability driven, well-matched
–
High quality/well-diversified
–
Deep integration
•
Continue to prefer to underwrite and manage our credit risk directly
–
High priority on private asset classes, both Corporates and Mortgages
•
High Yield asset mix is higher quality, with an emphasis on Privates
•
Expect a challenging rate/spread environment over the near-term
–
New business premiums being invested at lower rates, but with solid net margins
Financial Strength Symposium 6.23.2015

APPENDIX

PFI GA EX. CBD
(1)
15
1)
As of 3/31/15 at balance sheet carrying amount.
2)
Commercial mortgage and other loans.
(2)
•
The PFI GA ex. CBD and Japanese Insurance Operations has greater allocations to credit spread assets including Private Placements and
Commercial Mortgage Loans
•
The long duration nature of the liabilities in our Japanese Insurance
Operations creates a natural appetite for government/agency bonds
Financial Strength Symposium 6.23.2015
14%
41%
13%
14%
2%
3%
2%
2%
9%
53%
27%
7%
6%
2%
1%
1%
2%
1%
Governments
Public Fixed
Maturities
Private Fixed
Maturities
Commercial
Loans
Equities
Other
Long-Term
Short-Term
& Other
Policy
Loans
TAASIL
PFI GA ex. CBD and Japanese Insurance Operations: $206 billion
Japanese Insurance Operations: $140 billion

CORPORATE
BOND
PORTFOLIO
BY
SECTOR
(1)
16
1)
As of 3/31/15.  PFI GA ex. CBD includes Public and Private holdings.  Data based on Market Value.
PFI
GA
ex.
CBD
vs.
Barclays
U.S.
Corporate
Index
PFI GA ex. CBD Exposure
Overweight Barclays U.S. Corporate Index
Underweight Barclays U.S. Corporate Index
Financial Strength Symposium 6.23.2015
-
20%
-15%
-10%
-5%
0%
5%
10%
15%
20%
Finance
Consumer
Noncyclical
Utility
Capital
Goods
Consumer
Cyclical
Energy
Basic
Industry
Transp.
Comm.
Technology
Industrial-
Other

COMMERCIAL
& AGRICULTURAL
MORTGAGE
LOAN
PORTFOLIO
17
1)
As of 3/31/15 at gross carrying value.
($ millions)
Financial Strength Symposium 6.23.2015
Greater
than 1.2x
1.0x
to < 1.2x
Less
than 1.0x
Totals
0%-59.99%
18,763
391
218
$19,372
60%-69.99%
10,760
341
183
$11,284
70%-79.99%
4,237
519
15
$4,771
Greater than 80%
219
108
150
$477
Totals
$33,979
$1,359
$566
$35,904
PFI GA ex. CBD
(1)
DSCR

NON-COUPON
INVESTMENTS
18
1)
As of 3/31/15 at balance sheet carrying amount.
2)
Excludes Equity Securities. Reported within Other Long-term Investments.
•
Prudential has increased its allocation to
Non-Coupon Investments in order to:
–
Diversify away from credit risk
–
Hedge long-tailed exposures in selected
product portfolios
–
Generate taxable capital gains allowing
monetization of tax benefits
–
Produce higher risk-adjusted returns in the
current rate environment
PFI GA ex. CBD Portfolio
100% = $346 billion
(1)
Non-Coupon
(2)
$6.4 billion
1.8%
($ millions)
Financial Strength Symposium 6.23.2015
$4,354
$1,790
$225
Private Equity
Hedge Funds
JV/LP Non-Real Estate
Directly Owned
Real Estate
JV/LP Real Estate

TOTAL
IMPAIRMENTS
AND
SALES
OF
CREDIT
IMPAIRED
INVESTMENTS
(1)
19
1)
PFI ex CBD. Represents pre-tax amounts recorded in earnings.
Financial Strength Symposium 6.23.2015
($ millions)
(196)
(2,645)
(1,748)
(713)
(565)
(469)
(205)
(121)
(31)
2007
2008
2009
2010
2011
2012
2013
2014
1Q 2015

FIXED
MATURITIES
AND
COMMERCIAL
MORTGAGE
YIELDS
20
PFI GA ex. CBD Yields
(1)
1)
Excludes realized investment gains (losses) and non-hedge accounting derivative results. Yields for commercial mortgage and other loans and are based on quarterly average carrying values and include investment income related to commercial loans that support insurance liabilities, for which the investment results generally accrue to contract holders. Yields for fixed maturities are based on amortized cost and are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income on assets other than those included in invested assets. Prior periods’ yields are presented as last reported. Treasury yields shown are annual averages. Portfolio yields are annualized for 1Q 2015.
Financial Strength Symposium 6.23.2015
Fixed Maturities
Commercial Mortgage Loans
10 Yr U.S. Treasury
4.95%
3.96%
4.80%
2.04%
6.15%
4.55%
0%
1%
2%
3%
4%
5%
6%
7%
2006
2007
2008
2009
2010
2011
2012
2013
2014
1Q  2015

PRUDENTIAL FINANCIAL, INC. FINANCIAL MANAGEMENT KEN TANJI SENIOR VICE PRESIDENT TREASURER

DEFINING
SUCCESS
2
Drivers
Stakeholder Value Creation
•
Diversified and balanced mix of
insurance and market risks
Business Focus
•
“AA” standards for capital, leverage
and liquidity
•
Comprehensive risk management
framework
Financial
Strength
•
Targeted sustainable ROE of 13-14%
through a market cycle
•
Growth in earnings and book value
Balanced and
Sustainable
Sources of
Earnings
•
Cash flow
(1)
~60% of after-tax AOI over
time
•
Capital deployment, including growing
shareholder dividend
Consistency
and
Transparency
of Earnings
1)
Includes capital deployed in subsidiaries.
Talent
Collaboration
Innovation
Execution
Superior
Client
Experience
Financial Strength Symposium 6.23.2015

FOCUS
ON
PROTECTION, RETIREMENT
AND
ASSET
MANAGEMENT
PROVIDES
A
DIVERSIFIED
AND
BALANCED
MIX
OF
INSURANCE
AND
MARKET
RISKS
3
1)
Adjusted operating income (AOI) excluding market driven and discrete items as shown in disclosure section; exhibit excludes Corporate & Other
Operations pre-tax loss of $1.3 billion.
2)
Includes U.S. Individual Life and Group Insurance.
Full Year 2014
Pre-tax Earnings
Market
Risk
Financial Strength Symposium 6.23.2015
(2)
International
Insurance
44%
U.S.
Insurance
9%
Retirement
16%
Individual
Annuities
21%
Asset
Management
10%
$6.3 Billion
(1)
Insurance
Risk

WE
HAVE
SUBSTANTIAL
ON
BALANCE
SHEET
CAPITAL
CAPACITY
4
($ billions)
March 31, 2015
GAAP
Equity
(1)
$31.6
Capital
Debt
(2)
$13.9
Total Available Capital
$45.5
Estimated
Gross
On
Balance
Sheet
Capital
Capacity
(3)
>$4.5
Capital
Earmarked
for
Reduction
of
Capital
Debt
~$2.0
Estimated
On
Balance
Sheet
Capital
Capacity
(3)
>$2.5
1)
GAAP equity excluding accumulated other comprehensive income (AOCI) and the impact of foreign currency exchange rate remeasurement. This measure of equity includes the non-economic impact of non-performance risk (net of deferred policy acquisition costs), which we exclude from “Equity” as defined on subsequent slides, for purposes of calculating Total and Financial Leverage ratios.
2)
As reported; subsequent slides related to capital structure and total debt gives pro-forma effect to senior capital debt repayment of $1.4 billion with earmarked proceeds from dividend declared by Prudential Insurance in second quarter 2015.
3)
Based on targeted Risk Based Capital (RBC) ratio of 400% for Prudential Insurance and equivalent levels of capital at other insurance operating entities.
Financial Strength Symposium 6.23.2015

March
31,
2015
Financial
Leverage
Ratio
(3)
CAPITAL
STRUCTURE
NEAR
TARGET
5
(1)
1)    Gives pro-forma effect to senior capital debt repayment of $1.4 billion with earmarked proceeds from dividend declared by Prudential Insurance in second quarter 2015.
2)
Total equity including non-controlling interests and excluding the impact of foreign currency exchange rate remeasurement, non-performance risk (net of deferred policy acquisition costs), and AOCI.
3)
Defined as senior capital debt plus 75% hybrids divided by the senior capital debt plus 100% hybrids plus total equity as defined above.
(2)
Composition
of
Outstanding
Capital
Target
Range
27.3%
<
25%
<
15%
70-75%
Financial Strength Symposium 6.23.2015
70%
12%
18%
Senior Capital Debt
Junior Subordinated
Capital Debt (Hybrids)
Equity

TOTAL
LEVERAGE
RATIO
WITHIN
TARGET
OF
<
45%
6
1)
Represents the former Financial Services Businesses (FSB) for periods prior to 3/31/15.
2)
Operating
debt
is
utilized
to
finance
business
funding
needs
to
meet
specific
purposes
tied
to
assets
or
revenue
sources
as
well
to
finance
invested
assets
or
portfolios of invested assets, proceeds of which will service the debt.
3)
Senior capital debt is utilized to meet capital requirements of the Prudential businesses.
4)
Defined as total debt divided by total debt plus total equity including non-controlling interest adjusted to exclude the impact of foreign currency exchange rate remeasurement, non-performance risk (net of deferred policy acquisition costs), and AOCI totaling $7.9 billion, $11.5 billion, $6.3 billion, $13.6 billion and $16.6 billion as of 12/31/ 2011, 2012, 2013, 2014 and 3/31/15, respectively.
5)
Reflects
the
retrospective
adoption
of
amended
accounting
guidance
for
deferred
policy
acquisition
costs
effective
1/1/12,
which
reduced
GAAP
equity
by
$2.8
billion.
Also reflects a discretionary change in accounting principle related to the Company's pension plans.
6)
12/31/14 gives pro-forma effect to Closed Block restructuring; 3/31/15 assumes capital debt repayment of $1.4 billion with earmarked proceeds from dividend declared by Prudential Insurance in second quarter 2015.
(4)
$25.5
$24.5
$22.7
$25.2
(5)
(6)
$23.7
Composition of Outstanding Debt
(1)
($ billions)
(6)
(3)
(2)
Financial Strength Symposium 6.23.2015
38%
24%
22%
31%
34%
6%
18%
20%
21%
21%
56%
58%
58%
49%
45%
December 31, 2011
December 31, 2012
December 31, 2013
Proforma
December
31, 2014
Proforma March 31,
2015
Operating Debt
Junior Subordinated Capital
Debt (Hybrids)
Senior Capital Debt
49.9%
49.3%
46.6%
45.1%
44.0%
Total Leverage Ratio

Targeted Cash Level
$1.3
Targeted Cash Level
$1.3
$2.4
$9.7
$1.5
$3.8
$1.0
$1.0
Net Cash
Contingent Capital
Facility
Committed Credit Lines
Internal Sources
Commercial Paper
Capacity
Total Liquidity
Resources
$3.7
$11.0
(1)
(2)
(3)
(4)
(5)
SUBSTANTIAL
HOLDING
COMPANY
CASH
AND
SOURCES
OF
LIQUIDITY
7
Financial Strength Symposium 6.23.2015
PFI Alternate Sources of Liquidity
As of March 31, 2015
($ billions)
1)
Prudential Financial, Inc. (PFI) cash, cash equivalents and short-term investments, less short-term intercompany borrowings and commercial paper.
2)
PFI has access to liquid assets through a 10-year contingent funding facility, established in November 2013, that can be used to meet liquidity needs and/or to downstream as capital to operating subsidiaries.
3)
Includes $1.8 billion shared with Prudential Funding, LLC, a subsidiary of PICA. Effective 4/14/15, we renegotiated the two existing facilities into one $4 billion
5-year facility available to both PFI and PICA.
4)
Primarily includes Enterprise Liquidity Account which is a facility for lending and borrowing of funds between PFI and its subsidiaries on a daily basis.
5)
Represents estimated total capacity. $128 million of PFI commercial paper was outstanding as of 3/31/15.

MANAGING RISK THROUGH MULTIPLE LENSES 8 • Focus on economics while striking a balance between various regimes GAAP Stat Economics Tax Financial Strength Symposium 6.23.2015

RISK
MANAGEMENT
STRATEGIES
9
•
Product Design
•
Diversification
•
Asset Liability
Management
•
Hedging
•
Risk Appetite & Limits
Market Risk
(Credit, Equity, Interest
Rate, FX)
•
Pooling
•
Diversification
/ Risk
Selection
•
Product Design
•
Actuarial Capabilities
•
Internal Controls
•
Business Continuation
Planning
•
Contingency Planning
•
Systems Security
Insurance Risk
(Longevity, Mortality, Morbidity,
Policyholder Behavior)
Operational Risk
(Systems, Security, Compliance,
Reputation)
Financial Strength Symposium 6.23.2015

MORTALITY
AND
LONGEVITY
RISK
EXPOSURE:
BUSINESS
MIX
PRODUCES
OFFSETTING
IMPACTS
10
1)
Increase based on longevity improvement greater than base improvement assumptions.
2)
Decrease based on longevity improvement less than base improvement assumptions.
3)
Based on business in force as of 12/31/14.
Financial Strength Symposium 6.23.2015
Life Expectancy
Increase
(1)
Life Expectancy
Decrease
(2)
Individual Life & International Insurance
Mortality Risk
Retirement & Annuities
Longevity Risk

MARKET
RISK
MANAGEMENT
11
“Tail Risk”
“Normal
Market Volatility”
•
Portfolio and
Product Hedging
•
Excess Capital
•
Macro Hedging
•
Management
Actions
•
Capital Protection
Framework
Financial Strength Symposium 6.23.2015

CAPITAL
PROTECTION
FRAMEWORK
12
On Balance Sheet
Capital Capacity
Credit Facilities
Derivatives /
Hedging
Equity Market
Decline
Interest Rate
Shock
Credit Shock
Currency Shock
50%-60% varying
by country
U.S.     325 bps 100 bps
Japan  150 bps   50 bps
Great Depression
Yen appreciates to
~80/USD
Contingent
Capital
Tail Stress Parameters
(1)
Our Toolbox
Expected Outcome
•
Maintain adequate and
competitive regulatory
capital position at
insurance companies
•
Temporary increase in
Financial Leverage Ratio
•
Maintain adequate cash
position at parent
company
1)
Tail event stress parameters assume immediate shock.
Up
Down
Financial Strength Symposium 6.23.2015

2010
2014
10.2%
15.8%
Return
on
Equity
(2)(3)
TRACK
RECORD
OF
FINANCIAL
PERFORMANCE
(1)
13
$5.03
$9.84
Earnings
Per
Share
(2)
2010
2014
Financial Strength Symposium 6.23.2015
Targeted Sustainable ROE of 13% -
14%
2010
2014
$51.28
$64.75
Book
Value
Per
Share
(4)
1)
Amounts attributable to PFI; represents results of the former FSB. Per share data amounts on diluted basis.
2)
Excluding market driven and discrete items as shown in disclosure section; based on application of 35% tax rate for EPS and ROE calculations.
3)
ROE based on after-tax AOI excluding market driven and discrete items; gives effect to direct equity adjustment for earnings per share calculation. Based on average attributed equity excluding AOCI and adjusted to remove amount included for foreign currency exchange rate remeasurement.
4)
Excludes AOCI and adjusted to remove amount included for foreign currency exchange rate remeasurement.

STRONG
HISTORY
OF
CAPITAL
DEPLOYMENT
14
$3.9
$1.4
$2.2
$2.1
($ billions)
•
Expected capital available for redeployment, ~60% of after-tax adjusted operating income over time, allows us to consistently return capital to shareholders and deploy toward other accretive uses
Financial Strength Symposium 6.23.2015
Dividends
$0.6
Dividends
$0.7
Dividends
$0.7
Dividends
$0.8
Dividends
$1.0
Share
Repurchases
$1.0
Share
Repurchases
$0.7
Share
Repurchases
$0.8
Share
Repurchases
$1.0
M&A
$2.2
M&A
$0.6
M&A
$0.1
2010
2011
2012
2013
2014

KEY
TAKEAWAYS
15
•
Diversified and complementary mix of businesses and risks
•
Strong capital and liquidity positions
–
Substantial on balance sheet capital capacity
–
Improved total leverage ratio
•
Focused on risk management and capital preservation
•
Strong profitability and opportunities for growth
•
Strong track record of capital redeployment supported by capital generated from our balanced mix of businesses
Financial Strength Symposium 6.23.2015

PRUDENTIAL FINANCIAL, INC. 2015 FINANCIAL STRENGTH SYMPOSIUM JAMIE KALAMARIDES VICE PRESIDENT PRUDENTIAL RETIREMENT